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EXHIBIT 10.11.2


                                 MEDICAL CAPITAL
                   Medical Provider Financial Corporation III


June 20, 2008

VIA U.S. MAIL AND EMAIL
-----------------------

Integrated Healthcare Holdings, Inc.
1301 North Tustin Avenue
Santa Ana, California 92705
Attn: Bruce Mogel, President/CEO

Re: Amendment No. 2 to $50 Million Revolving Credit Agreement dated October 9, 2007
         Borrowers:       Integrated Healthcare Holdings, Inc.
                          WMC-A, INC.
                          WMC-SA, INC.
                          Chapman Medical Center, Inc.
                          Coastal Communities Hospital, Inc.
         Credit Parties:  Pacific Coast Holdings Investment, LLC
                          West Coact Holdings, LLC,
                          Ganesha Realty, LLC
                          Orange County Physicians Investment Network, LLC
         Guarantors:      West Coast Holdings, LLC
                          Ganesha Realty, LLC
                          Orange County Physicians Investment Network, LLC
         Lender:          Medical Provider Financial Corporation III

Mr. Mogel:

         Reference is made to the $50 Million Revolving Credit Agreement dated October 9, 2007, as first amended on June 10, 2008 (together, the "Credit Agreement") by and between Borrowers and Lender. Capitalized terms not otherwise defined herein shall have the same meaning as set forth in the Credit Agreement.

         In connection with the preparation of Borrower's annual reports management requested a clarification concerning that the effect the definition of Material Adverse Effect in the Credit Agreement constitutes a subjective acceleration provision which could require the accountants to treat the Revolving Facility as a short-term obligation rather than a long-term obligation, Borrowers have requested that Lender revise the definition of Material Adverse Effect. Lender has considered Borrower's request and is prepared to amend the Credit Agreement as follows:

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         1. The definition of Material Adverse Effect, set forth in Annex B to the Credit Agreement, is hereby deleted in its entirety and replaced with the following new definition of Material Adverse Effect:

         "MATERIAL ADVERSE EFFECT" means any result, occurrence, fact, change, event or effect (whether or not constituting a breach of a representation, warranty or covenant set forth in this Agreement), that, individually or in the aggregate with any such other results, occurrences, facts, changes, events or effects, is or would reasonably be expected to be adverse to any Borrower's or any Credit Party's or any Guarantor's historical or near- term or long-term projected (a) business, (b) operations, (c) assets, (d) liabilities, (e) financial condition, or (f) results of operations (including but not limited to EBITDA or cash flow), in each case, of any Borrower or any Credit Party or any Guarantor taken as a whole, and any one or more of said results, occurrences, facts, changes, events or effects directly or indirectly
         (i) impairs or causes the impairment of the physical condition of any Collateral, or (ii) impairs or causes the impairment of the value of any Collateral, or (iii) impairs or challenges, or causes the impairment or challenge, of any Borrower's or any Credit Party's or any Guarantor's right to own any Collateral, or (iv) causes any Borrower or any Credit Party or any Guarantor, taken as a whole, to suffer a reduction in annual net income during any fiscal year greater than $12,000,000, or (v) would with the passage of time or giving of notice, or both, result in or cause a Default or Event of Default.

         2. Except as amended hereby, the Credit Agreement shall remain in force and effect. In the event of any inconsistency between the Credit Agreement and this Amendment No. 2 to $50 Million Credit Agreement, this Amendment No. 2 to Credit Agreement shall govern and prevail.

         If Borrowers, Credit Parties and Guarantors agree to the foregoing, please cause the appropriate person to affix his signature and date where indicated below and return the original executed version of this letter agreement to me not later than Thursday, July 3, 2008. Upon receipt of this letter agreement, without changes or modifications of any kind, executed and dated by each Borrower, each Credit Party and each Guarantor, the same shall constitute and shall hereinafter be referred to as "Amendment No. 2 to $50 Million Credit Agreement."


Very truly yours,
MEDICAL PROVIDER FINANCIAL CORPORATION I

/s/ Joseph J. Lampariello
Joseph J. Lampariello, President and COO

cc:      Pacific Coast Holdings Investments, LLC (via U.S. Mail)
         Ganesha Realty, LLC (via U.S. Mail)
         West Coast Holdings, LLC (via U.S. Mail)
         Orange County Physicians Investment Network, LLC (via U.S. Mail)

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BORROWERS:

INTEGRATED HEALTHCARE HOLDINGS,
INC., a Nevada corporation,

By:    /s/ Bruce Mogel                       Date of Execution:     6/20/08
      ---------------------------                              ----------------
      Bruce Mogel, President/CEO


WMC-A, INC., a California corporation,

By:    /s/ Bruce Mogel                       Date of Execution:     6/20/08
      ---------------------------                              ----------------
      Bruce Mogel, President/CEO


WMC-SA, INC., a California corporation,

By:    /s/ Bruce Mogel                       Date of Execution:     6/20/08
      ---------------------------                              ----------------
      Bruce Mogel, President/CEO


COASTAL COMMUNITIES
HOSPITAL, INC., a California corporation,

By:    /s/ Bruce Mogel                       Date of Execution:     6/20/08
      ---------------------------                              ----------------
      Bruce Mogel, President/CEO


CHAPMAN MEDICAL CENTER, INC.,
a California corporation,

By:    /s/ Bruce Mogel                       Date of Execution:     6/20/08
      ---------------------------                              ----------------
      Bruce Mogel, President/CEO


CREDIT PARTIES:
---------------

PACIFIC COAST HOLDINGS INVESTMENT, LLC,
a California limited liability company,

By:                                          Date of Execution:
      ---------------------------                              ----------------

By:                                          Date of Execution:
      ---------------------------                              ----------------

                           [SIGNATURE PAGES CONTINUE]

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WEST COAST HOLDINGS, LLC
a California limited liability company,

By:                                          Date of Execution:
      ---------------------------                              ----------------


GANESHA REALTY, LLC, a
California limited liability company,

By:                                          Date of Execution:
      ---------------------------                              ----------------


ORANGE COUNTY PHYSICIANS INVESTMENT
NETWORK, LLC, a Nevada limited liability company,

By:                                          Date of Execution:
      ---------------------------                              ----------------


GUARANTORS:
-----------

WEST COAST HOLDINGS, LLC,
a California limited liability company,

By:                                          Date of Execution:
      ---------------------------                              ----------------


PACIFIC COAST HOLDINGS INVESTMENT, LLC
a California limited liability company,

By:                                          Date of Execution:
      ---------------------------                              ----------------


ORANGE COUNTY PHYSICIANS INVESTMENT
NETWORK, LLC, a Nevada limited liability company,

By:                                          Date of Execution:
      ---------------------------                              ----------------